SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


                          THE GABELLI EQUITY TRUST INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


    4) Proposed maximum aggregate value of transaction:


    5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

                          THE GABELLI EQUITY TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2005

                                 --------------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on Monday, May 9, 2005, at 9:00 a.m., for the following purposes:

      1. To elect three (3) Directors of the Equity Trust, two to be elected by the holders of the Equity Trust's Common Stock and holders of its 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by holders of the Equity Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN ANDDATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Directors,


                                             JAMES E. MCKEE
                                             SECRETARY

April 15, 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                                 VALID SIGNATURE
            ------------                                 ---------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                                ABC Corp.
            (2) ABC Corp.                                John Doe, Treasurer
            (3) ABC Corp.
                c/o John Doe, Treasurer                  John Doe
            (4) ABC Corp., Profit Sharing Plan           John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                                Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
                u/t/d 12/28/78                           Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA            John B. Smith
            (2) John B. Smith, Executor
                Estate of Jane Smith                     John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.

                                   -----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2005

                                   -----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on Monday, May 9, 2005, at 9:00 a.m., at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 15, 2005.

      In addition to the solicitation of proxies by mail, officers of the Equity Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Equity Trust's transfer agent, and affiliates of EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Equity Trust has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE EQUITY TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE EQUITY TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE EQUITY TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Equity Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Equity Trust has two classes of capital stock: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of (i) 7.20% Series B Cumulative Preferred Stock ("Series B Preferred"), (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), (iii) 5.875% Series D Cumulative Preferred Stock ("Series D Preferred"), and (iv) Series E Auction Rate Cumulative Preferred Stock ("Series E Preferred"), each having a par value of $0.001 per share, (together, the "Preferred Stock") and (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 1, 2005, there were 140,332,964 shares of Common Stock, 6,600,000 shares of Series B Preferred Stock, 5,200 Shares of Series C Preferred Stock, 2,949,700 shares of Series D Preferred Stock, and 2,000 shares of Series E Preferred Stock outstanding.

      As of the record date, there were no persons known to the Equity Trust to be beneficial owners of more than 5% of the Equity Trust's outstanding shares of Common Stock or Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL             COMMON STOCKHOLDERS                   PREFERRED STOCKHOLDERS
--------             -------------------                   ----------------------
1.  Election of      Common and Preferred Stockholders,    Common and Preferred Stockholders,
    Directors        voting together as a single class,    voting together as a single class,
                     vote to elect two Directors:          vote to elect two Directors:
                     Frank J. Fahrenkopf, Jr. and          Frank J. Fahrenkopf, Jr. and
                     Salvatore J. Zizza                    Salvatore J. Zizza

                                                           Preferred Stockholders,
                                                           voting as a separate class,
                                                           vote to elect one Director:
                                                           Anthony J. Colavita

2.  Other Business   Common and Preferred Stockholders, voting together as a single class

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

      PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE EQUITY TRUST

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza have each been nominated by the Board of Directors for a three-year term to expire at the Equity Trust's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of (i) Mr. Conn, who became a Director of the Equity Trust on May 15, 1989, (ii) Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992, (iii) Mr. Fahrenkopf, Jr., who became a Director of the Equity Trust on May 11, 1998, (iv) Mr. Colavita, who became a Director of the Equity Trust on November 17, 1999 and (v) Mr. Ferrara, who became a Director of the Equity Trust on August 15, 2001. All of the Directors of the Equity Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
James P. Conn
Karl Otto Pohl
Anthony R. Pustorino, CPA

      Under the Equity Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Equity Trust's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Equity Trust's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Equity Trust's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Equity Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Equity Trust and officers of the Equity Trust, including information relating to their respective positions held with the Equity Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

                                 TERM OF                                                                                 NUMBER OF
                               OFFICE AND                                                                              PORTFOLIOS IN
   NAME, POSITION(S)            LENGTH OF                                                                              FUND COMPLEX
       ADDRESS(1)                 TIME              PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS           OVERSEEN
        AND AGE                  SERVED(2)           DURING PAST FIVE YEARS                  HELD BY DIRECTOR           BY DIRECTOR
------------------------      -------------  --------------------------------------  --------------------------------  -------------
INTERESTED DIRECTORS/NOMINEES(3):
---------------------------------
MARIO J. GABELLI              Since 1986***  Chairman of the Board, Chief            Director of Morgan Group               24
Director and                                 Executive Officer of Gabelli Asset      Holdings, Inc. (holding
Chief Investment Officer                     Management Inc. and Chief               company)
Age: 62                                      Investment Officer - Value Portfolios
                                             of Gabelli Funds, LLC and GAMCO
                                             Investors, Inc.; Chairman and Chief
                                             Executive Officer of Lynch Interactive
                                             Corporation (multimedia and services)

KARL OTTO POHL                Since 1992**   Member of the Shareholder               Director of Gabelli Asset              35
Director                                     Committee of Sal. Oppenheim Jr. &       Management Inc.; Chairman,
Age: 75                                      Cie, Zurich (private investment bank);  InCentive Capital AG and
                                             Former President of the Deutsche        InCentive Asset Management
                                             Bundesbank and Chairman of its          AG (Zurich); Director of Sal.
                                             Central Bank Council (1980-1991)        Oppenheim Jr. & Cie, (Zurich)
                                                                                     (private investment bank)

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------
DR. THOMAS E. BRATTER         Since 1986***  Director, President and Founder,                       --                       3
Director                                     The John Dewey Academy
Age: 65                                      (residential college preparatory
                                             therapeutic high school)

ANTHONY J. COLAVITA(4)        Since 1999*    Partner in the law firm of Anthony J.                  --                      37
Director                                     Colavita, P.C.
Age: 69

JAMES P. CONN(4)              Since 1989**   Former Managing Director and            Director of LaQuinta Corp.             14
Director                                     Chief Investment Officer of             (hotels) and First Republic Bank
Age: 67                                      Financial Security Assurance
                                             Holdings Ltd. (insurance holding
                                             company) (1992-1998)

FRANK J. FAHRENKOPF, JR.      Since 1998*    President and Chief Executive           Director of First Republic Bank         5
Director                                     Officer of the American Gaming
Age: 65                                      Association; Partner in the law
                                             firm of Hogan & Hartson; Co-
                                             Chairman of the Commission on
                                             Presidential Debates; Former
                                             Chairman of the Republican
                                             National Committee

ARTHUR V. FERRARA             Since 2001***  Former Chairman of the Board and        Director of the Guardian Life           9
Director                                     Chief Executive Officer of The          Insurance Company of America
Age: 74                                      Guardian Life Insurance Company of      and 5 mutual funds within the
                                             America (1993-1995); President,
                                             Guardian Fund Complex Chief
                                             Executive Officer and a Director
                                             prior thereto

                                 TERM OF                                                                                 NUMBER OF
                               OFFICE AND                                                                              PORTFOLIOS IN
   NAME, POSITION(S)            LENGTH OF                                                                              FUND COMPLEX
       ADDRESS(1)                 TIME              PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS           OVERSEEN
        AND AGE                  SERVED(2)           DURING PAST FIVE YEARS                  HELD BY DIRECTOR           BY DIRECTOR
------------------------      -------------  --------------------------------------  --------------------------------  -------------
ANTHONY R. PUSTORINO           Since 1986**  Certified Public Accountant;            Director of Lynch Corporation          17
Director                                     Professor Emeritus, Pace University     (diversified manufacturing)
Age: 79

SALVATORE J. ZIZZA             Since 1986*   Chairman, Hallmark Electrical           Director of Hollis Eden                25
Director                                     Supplies Corp.                          Pharmaceuticals and
Age: 59                                                                              Earl Scheib, Inc. (automotive
                                                                                     services)

OFFICERS:
--------
BRUCE N. ALPERT                Since 1988    Executive Vice President and Chief
President and Treasurer                      Operating Officer of Gabelli Funds, LLC
Age: 53                                      since 1988. Director and President of
                                             Gabelli Advisers, Inc. since 1998.
                                             Officer of all the registered
                                             investment companies in the Gabelli
                                             fund complex.

CARTER W. AUSTIN               Since 2000    Vice President of the Equity Trust.
Vice President                               Vice President of Gabelli Funds, LLC
Age: 38                                      since 1996.

DAWN M. DONATO                 Since 2004    Assistant Vice President of Gabelli
Assistant Vice President                     Funds, LLC since 2004. Registered
Age: 37                                      Representative for Gabelli & Company,
                                             Inc. since 2002; Senior Sales
                                             Representative for Manulife WoodLogan,
                                             Inc. prior to 2002.

PETER D. GOLDSTEIN             Since 2004    Director of Regulatory Affairs for
Chief Compliance Officer                     Gabelli Asset Management Inc. since
Age: 51                                      2004. Chief Compliance Officer of all
                                             the registered investment companies in
                                             the Gabelli fund complex. Vice
                                             President of Goldman Sachs Asset
                                             Management from 2000-2004; Deputy
                                             General Counsel of Gabelli Asset
                                             Management Inc. from 1998-2000.

JAMES E. MCKEE                 Since 1995    Vice President, General Counsel and
Secretary                                    Secretary of Gabelli Asset Management
Age: 41                                      Inc. since 1999 and GAMCO Investors,
                                             Inc. since 1993; Secretary of the
                                             registered investment companies
                                             advised by Gabelli Advisers, Inc.
                                             and Gabelli Funds, LLC.

_______________________

(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Equity Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

  * Nominee to serve, if elected, until the Equity Trust's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

 **   Term   continues   until  the  Equity   Trust's  2006  Annual  Meeting  of
      Shareholders and until his successor is duly elected and qualified.

***   Term   continues   until  the  Equity   Trust's  2007  Annual  Meeting  of
      Shareholders and until his successor is duly elected and qualified.

(3) "Interested person" of the Equity Trust as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" of the Equity Trust because of their affiliation with Gabelli Funds, LLC which acts as the Equity Trust's investment adviser, as officers or directors of other Gabelli Funds or an affiliated entity (and in the case of Mr. Gabelli, as a controlling shareholder).

(4) As a Director, elected solely by holders of the Equity Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE EQUITY TRUST AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in the Equity Trust beneficially owned by each Director and Nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and Nominee for election as Director.

                                      DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD               SECURITIES HELD
    NAME OF DIRECTOR/NOMINEE          IN THE EQUITY TRUST*(1)        IN FUND COMPLEX*(1)(2)

INTERESTED DIRECTORS/NOMINEES:
------------------------------

Mario J. Gabelli                                 E                             E

Karl Otto Pohl                                   A                             A

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

Dr. Thomas E. Bratter                            E                             E

Anthony J. Colavita**                            C                             E

James P. Conn                                    E                             E

Frank J. Fahrenkopf, Jr.                         A                             B

Arthur V. Ferrara                                C                             E

Anthony R. Pustorino**                           E                             E

Salvatore J. Zizza                               E                             E

_______________________

*   Key to Dollar Ranges
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  Over $100,000

All shares were valued as of December 31, 2004.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation each having a value of $14,500 as of December 31, 2004. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Equity Trust's Adviser.

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Director and Officer of the Equity Trust.

                                               AMOUNT AND NATURE OF            PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE                     BENEFICIAL OWNERSHIP (1)           OUTSTANDING (2)
------------------------             ----------------------------------------  -----------------
INTERESTED DIRECTORS/NOMINEES:
------------------------------

      Mario J. Gabelli                             1,453,565 (3)                     1.1%
      Karl Otto Pohl                                    0                              *

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

      Dr. Thomas E. Bratter                           21,997                           *
                                        500 7.20% Series B Preferred Stock             *
      Anthony J. Colavita                           2,205  (4)                         *
                                     1,000 7.20% Series B Preferred Stock (5)          *
      James P. Conn                                   29,415                           *
                                       1,000 7.20% Series B Preferred Stock            *
      Frank J. Fahrenkopf, Jr.                          0                              *
      Arthur V. Ferrara                               1,436                            *
      Anthony R. Pustorino                         11,917  (6)                         *
      Salvatore J. Zizza                           28,811  (7)                         *

__________________________

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Includes 635,160 common shares owned by affiliates of the Adviser for which Mr. Gabelli disclaims beneficial ownership.

(4)   Comprised of 2,205 common shares owned by Mr. Colavita's spouse.

(5)   Comprised of 1,000 preferred shares owned by Mr. Colavita's spouse.

(6)   Includes 2,303 common shares owned by Mr. Pustorino's spouse.

(7)   Includes 21,660 common shares owned by Mr. Zizza's three sons.

      The Equity Trust pays each Director who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person and $1,000 per telephonic meeting or Committee meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2004 amounted to $140,500. During the year ended December 31, 2004, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Equity Trust's Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Equity Trust's financial statement reporting process and the independent audit and reviews therof; (ii) the Equity Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Equity Trust's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Equity Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Directors on February 16, 2005.

      Pursuant to the Charter, the Audit Committee is responsible for conferring with the Equity Trust's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Equity Trust's independent registered public accounting firm and overseeing the Equity Trust's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Equity Trust and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Equity Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Equity Trust's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Equity Trust reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 11, 2005, the Audit Committee reviewed and discussed with management of the Equity Trust and PricewaterhouseCoopers the audited financial statements of the Equity Trust as of and for the fiscal year ended December 31, 2004, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Equity Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Equity Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Equity Trust's financial reporting procedures, internal control systems and the independent audit process.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Equity Trust's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Equity Trust's Board of Directors that the Equity Trust's audited financial statements be included in the Equity Trust's Annual Report for the fiscal year ended December 31, 2004.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE EQUITY TRUST'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

      February 16, 2005

      The Audit Committee met twice during the fiscal year ended December 31, 2004. The Audit Committee is composed of three of the Equity Trust's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Directors, namely Messrs. Colavita, Pustorino and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

      The Board of Directors has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely, Messrs. Colavita, Ferrara and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating

Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Equity Trust, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Equity Trust and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

      o If requested by the Nominating Committee, a completed and signed directors' questionnaire.

      The shareholder recommendation and information described above must be sent to James E. McKee, the Equity Trust's Secretary, c/o Gabelli Funds, LLC, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Equity Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Director of the Equity Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Equity Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Equity Trust. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

      The Equity Trust's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Equity Trust's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Equity Trust and other interested parties.

Receipt of Communications

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Equity Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

Forwarding the Communications

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Equity Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Equity Trust does not expect Directors or Nominees for election as Director to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Equity Trust's Directors and officers for the fiscal year ended December 31, 2004. Ms. Donato is employed by the Equity Trust and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Equity Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Equity Trust.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                    AGGREGATE COMPENSATION FROM
                                     AGGREGATE COMPENSATION          THE EQUITY TRUST AND FUND
NAME OF PERSON AND POSITION           FROM THE EQUITY TRUST   COMPLEX PAID TO DIRECTORS AND OFFICERS*
----------------------------------   ----------------------   ---------------------------------------

INTERESTED DIRECTORS/NOMINEES:
------------------------------

MARIO J. GABELLI                          $0                               $0          (24)
Chairman of the Board
and Chief Investment Officer

KARL OTTO POHL                            $0                               $5,085      (34)
Director

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

DR. THOMAS E. BRATTER                     $18,500                          $32,500      (3)
Director

ANTHONY J. COLAVITA                       $23,000                          $216,835    (36)
Director

JAMES P. CONN                             $18,500                          $83,210     (13)
Director

FRANK J. FAHRENKOPF, JR.                  $18,500                          $53,500      (4)
Director

ARTHUR V. FERRARA                         $16,500                          $29,125      (9)
Director

ANTHONY R. PUSTORINO                      $24,500                          $150,000    (17)
Director

SALVATORE J. ZIZZA                        $21,000                          $137,179    (24)
Director

OFFICERS:
---------

CARTER W. AUSTIN**                        $93,333                          $276,667     (2)
Vice President

DAWN M. DONATO                            $69,583                          $69,583      (1)
Assistant Vice President

MATTHEW A. HULTQUIST**                    $64,782                          $64,782      (1)
Vice President

___________________

* Represents the total compensation p aid to such persons during the calendar year ended December 31, 2004 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

** Mr. Austin ceased to be a paid employee of the Equity Trust as of June 30, 2004, however he continues to serve as a Vice President of the Equity Trust. Mr. Hultquist resigned as an officer and employee of the Equity Trust effective as of December 22, 2004.

REQUIRED VOTE

      The election of each of the listed Nominees for Director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Equity Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  THE  "NON-INTERESTED"   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Equity Trust's independent registered public accounting firm for the Equity Trust's fiscal year ending December 31, 2005. PricewaterhouseCoopers acted as the Equity Trust's independent registered public accounting firm for the fiscal year ended December 31, 2004. The Equity Trust knows of no direct financial or material indirect financial interest of
PricewaterhouseCoopers in the Equity Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Equity Trust by PricewaterhouseCoopers for professional services received during and for the Equity Trust's fiscal years ended December 31, 2003 and 2004, respectively.

        FISCAL YEAR ENDED              AUDIT-RELATED                   ALL
          DECEMBER 31      AUDIT FEES     FEES**      TAX FEES***  OTHER FEES
        -----------------  ----------  -------------  -----------  ----------
              2003          $84,911*      $12,500       $2,450         --
              2004          $43,658       $20,600       $2,550         --

____________
* Includes non-recurring fees billed by PricewaterhouseCoopers to the Equity Trust in connection with the initial offering of each series of Preferred Stock of the Equity Trust.

** "Audit-Related Fees" are those fees billed to the Equity Trust by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.

*** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Equity Trust's income tax returns.

      The Equity Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Equity Trust, and all non-audit services to be provided by the independent registered public accounting firm to the Equity Trust's Adviser and service providers controlling, controlled by or under common control with the Equity Trust's Adviser ("affiliates") that provide on-going services to the Equity Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Equity Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Equity Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Equity Trust, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Equity Trust to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Equity Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopersbilled the Equity Trust fees for the fiscal years ended December 31, 2003 and December 31, 2004 were pre-approved by the Audit Committee.

      For the Equity Trust's fiscal year ended December 31, 2004, PricewaterhouseCoopershas represented to the Equity Trust that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Equity Trust.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Equity Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Equity Trust's officers and Directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on the Equity Trust's review of the copies of such forms it received for the calender year ended December 31, 2004, the Equity Trust believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 2005.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2006, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than December 16, 2005. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       This Page Left Blank Intentionally.

                                                                    3553-PS-2005

COMMON                   THE GABELLI EQUITY TRUST INC.                    COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
------------------------------------     ---------------------------------------
------------------------------------     ---------------------------------------
------------------------------------     ---------------------------------------

COMMON                   THE GABELLI EQUITY TRUST INC.                    COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
------------------------------------     ---------------------------------------
------------------------------------     ---------------------------------------
------------------------------------     ---------------------------------------

                                                                            3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect two (2) Directors of the Equity Trust:
(01) FRANK J. FAHRENKOPF, JR.
(02) SALVATORE J. ZIZZA


For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
     COMMON SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.


Signature:               Date:            Co-owner:                Date:
          ---------------     -----------          ---------------      --------

                                                                            3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect two (2) Directors of the Equity Trust:
(01) FRANK J. FAHRENKOPF, JR.
(02) SALVATORE J. ZIZZA


For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
     COMMON SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.


Signature:               Date:            Co-owner:                Date:
          ---------------     -----------          ---------------      --------

SERIES B               THE GABELLI EQUITY TRUST INC                   SERIES B
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
------------------------------------     ------------------------------------
------------------------------------     ------------------------------------
------------------------------------     ------------------------------------

SERIES B               THE GABELLI EQUITY TRUST INC                   SERIES B
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
------------------------------------     ------------------------------------
------------------------------------     ------------------------------------
------------------------------------     ------------------------------------

                                                                            3468

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
 THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:            Date:            Co-owner:                     Date:
         -------------    ------------         ----------------------    -------

                                                                            3468

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
 THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:            Date:            Co-owner:                     Date:
         -------------    ------------         ----------------------    -------

SERIES C                 THE GABELLI EQUITY TRUST INC.                  SERIES C
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------
-------------------------------
-------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------
-------------------------------
-------------------------------

SERIES C                 THE GABELLI EQUITY TRUST INC.                  SERIES C
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------
-------------------------------
-------------------------------

DO YOU HAVE ANY COMMENTS?

-------------------------------
-------------------------------
-------------------------------

                                                                            3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
  THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES C PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:             Date:             Co-owner:              Date:
         --------------    --------------        ---------------    ------------

                                                                            3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
  THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES C PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:             Date:             Co-owner:              Date:
         --------------    --------------        ---------------    ------------

SERIES D                    THE GABELLI EQUITY TRUST INC.              SERIES D
PREFERRED  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
-----------------------------------        -------------------------------------
-----------------------------------        -------------------------------------
-----------------------------------        -------------------------------------

SERIES D                    THE GABELLI EQUITY TRUST INC.              SERIES D
PREFERRED  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
-----------------------------------        -------------------------------------
-----------------------------------        -------------------------------------
-----------------------------------        -------------------------------------

                                                                            3654

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
 THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES D PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:              Date:           Co-owner:                Date:
         ---------------    ------------        -----------------    -----------


                                                                            3654

X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
 THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES D PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:              Date:           Co-owner:                Date:
         ---------------    ------------        -----------------    -----------

SERIES E                THE GABELLI EQUITY TRUST INC.                  SERIES E
PREFERRED  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
---------------------------------        ---------------------------------------
---------------------------------        ---------------------------------------
---------------------------------        ---------------------------------------

SERIES E                THE GABELLI EQUITY TRUST INC.                  SERIES E
PREFERRED  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Equity Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
---------------------------------        ---------------------------------------
---------------------------------        ---------------------------------------
---------------------------------        ---------------------------------------

                                                                            3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
  THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES E PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:           Date:                Co-owner:              Date:
          -----------    -----------------         --------------    -----------

3553

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF, JR.
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------
  THE GABELLI EQUITY TRUST INC.
--------------------------------
 SERIES E PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:           Date:                Co-owner:              Date:
          -----------    -----------------         --------------    -----------